EARNINGS PER SHARE	12 Months Ended
Dec. 31, 2020
Earnings Per Share [Abstract]
EARNINGS PER SHARE

EARNINGS PER SHARE
The numerator for both basic and diluted earnings per share (EPS) is net income attributable to Baxter stockholders. The denominator for basic EPS is the weighted-average number of shares outstanding during the period. The dilutive effect of outstanding stock options, RSUs and PSUs is reflected in the denominator for diluted EPS using the treasury stock method.
The following table is a reconciliation of income from continuing operations to net income attributable to Baxter stockholders.

years ended December 31(in millions)	2020	2019	2018
Income from continuing operations	$1,110	$1,011	$1,552
Less: Income from continuing operations attributable to noncontrolling interests	8	10	—
Income from continuing operations attributable to Baxter stockholders	1,102	1,001	1,552
Loss from discontinued operations attributable to Baxter stockholders	—	—	(6)
Net income attributable to Baxter stockholders	$1,102	$1,001	$1,546
The following table is a reconciliation of basic shares to diluted shares.

years ended December 31(in millions)	2020	2019	2018
Basic shares	509	509	534
Effect of dilutive securities	8	10	12
Diluted shares	517	519	546
The effect of dilutive securities included unexercised stock options, unvested RSUs and contingently issuable shares related to granted PSUs. The computation of diluted EPS excluded 4 million, 4 million, and 3 million equity awards in 2020, 2019, and 2018, respectively, because their inclusion would have had an anti-dilutive effect on diluted EPS. Refer to Note 8 for additional information regarding items impacting basic shares.